SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 23, 1997

                      Peoples Bancorp, Inc.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Federal              0-22641            To Be Applied For
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(State or other   (Commission File No.)     (I.R.S. Employer
jurisdiction of                          Identification No.)
incorporation)

       Registrant's telephone number, including area code:
                         (809) 644-3100



                         Not Applicable
  (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

     On June 23, 1997, Trenton Savings Bank FSB (the "Bank") completed its reorganization into the two-tier form of mutual holding company ownership (the "Reorganization"). Pursuant to the Reorganization, the Bank is now the wholly-owned subsidiary of Peoples Bancorp, Inc., a Federal corporation (the "Registrant"). Each share of the Bank's common stock was automatically converted into one share of the Registrant's common stock.

     For further information, see the Bank's press release included as Exhibit 99 to this report.

Item 7.   Financial Statements, Pro Forma Financial Information,
          and Exhibits
          ------------------------------------------------------

     The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of Trenton Savings Bank FSB

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              PEOPLES BANCORP, INC.


DATE: June 30, 1997           By:  /s/ Wendell T. Breithaupt
                                   ------------------------------
                                   Wendell T. Breithaupt
                                   President and Chief Executive
                                    Officer

                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

     Exhibit 99     Press Release of Trenton Savings Bank FSB

                           EXHIBIT 99

                        PRESS RELEASE OF
                    TRENTON SAVINGS BANK FSB

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